Exhibit 99.1

Tidewater Inc. 6002 Rogerdale Road, Suite 600 Houston, TX 77072-1655, USA +1.713.470.5300

TIDEWATER INC. APPOINTS MELISSA COUGLE TO ITS BOARD OF DIRECTORS

HOUSTON, January 4, 2022 - Tidewater Inc. (NYSE: TDW) (“Tidewater” or the “Company”) announced today the appointment of Melissa Cougle to its Board of Directors, effective immediately. Mrs. Cougle is a recognized business leader with extensive experience in the oil and gas industry.

“I’m honored to have the opportunity to join Tidewater’s Board, and I look forward to helping guide the company’s strategy as it positions itself to grow in a recovering offshore oil and gas market," said Mrs. Cougle. "Tidewater’s team has done an excellent job of navigating through the industry downturn, consistently generating cash and proactively managing its balance sheet, including the most recent refinancing. Tidewater represents an ideal platform for growth in the OSV industry and I’m excited to support the company’s strategic initiatives.”

Mrs. Cougle most recently served as Senior Vice President and Chief Financial Officer of Frank’s International until November 2021. She previously served as Senior Vice President and Chief Financial Officer of National Energy Services Reunited. Mrs. Cougle began her career with Arthur Andersen in 1999 and subsequently held positions of increasing responsibility in the oilfield services industry at Ensco plc, and prior to that Pride International. She holds a Bachelor of Science in Business from Louisiana State University and is a Certified Public Accountant.

"Melissa is a seasoned executive with a strong track record of leadership in the oil and gas sector," said Larry Rigdon, Chairman of Tidewater's Board of Directors. "She has broad financial expertise and a track record of successfully consummating M&A transactions in the industry. In addition, she has extensive knowledge of the offshore oil and gas industry and the factors driving the industry. We are very pleased to welcome Melissa to the Tidewater board and look forward to her contribution to our future success."

About Tidewater

Tidewater owns and operates one of the largest fleets of offshore support vessels in the industry, with more than 65 years of experience supporting offshore energy exploration, production, generation and offshore wind activities worldwide.

Forward-Looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater notes that certain statements set forth in this press release contain certain forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements. Investors should carefully consider the risk factors described in detail in the Company’s most recent Form 10-K, most recent Form 10-Q, and in similar sections of other filings made by the Company with the SEC from time to time. The Company’s filings can be obtained free of charge on the SEC’s website at www.sec.gov. Except to the extent required by law, the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained in this press release to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements and written and oral forward-looking statements attributable to the Company or its representatives after the date of this release are qualified in their entirety by the cautionary statements contained in this paragraph and in other reports filed by the Company with the SEC.

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.